Exhibit 10.1

EXECUTION VERSION

INCREASE AGREEMENT

THIS INCREASE AGREEMENT (this “Agreement”) dated as of July 18, 2018 (the “Agreement”), is executed by each of the existing Revolving Lenders under (and as defined in) the Credit Agreement (as defined below) a signatory hereto (the “Increasing Lenders”), PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), and AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”).

WHEREAS, the Borrower, the Parent, the lenders from time to time party thereto, the Administrative Agent, and the other parties thereto have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms used herein but not defined herein shall have the meanings set forth in the Credit Agreement);

WHEREAS, pursuant to Section 2.16 of the Credit Agreement, the Borrower has requested that the aggregate amount of the Commitments (as defined in the Credit Agreement) be increased; and

WHEREAS, each Increasing Lender is willing to increase the amount of such Increasing Lender’s Commitment on the terms set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1.

(a)          Commitment Increases. Upon the effectiveness of this Agreement, the Borrower, the Parent and each Increasing Lender acknowledge and agree that the amount of such Increasing Lender’s Commitment shall be increased by the amount set forth for such Increasing Lender on Schedule I hereto as such Lender’s “Commitment Increase”.

(b)          Reallocation. Pursuant to Section 2.16(c) of the Credit Agreement and in connection with the increase of the Commitments under Section 1(a), on the Increase Amount Date each Increasing Lender shall purchase from each Revolving Lender that is not an Increasing Lender its Applicable Revolving Percentage (determined with respect to the Revolving Lenders’ respective Commitments after giving effect to the increase of Commitments under Section 1(a)) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Revolving Lender, in same day funds, an amount equal to the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Increasing Lender. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 3.05 of the Credit Agreement as a result of any resulting prepayment of any such Revolving Loans.

Section 2. Conditions Precedent. The effectiveness of this Agreement, including without limitation, the increases of the Commitments under Section 1(a), is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent (the date such conditions are satisfied, the “Increase Amount Date”):

(a)          a counterpart of this Agreement duly executed by the Borrower, the Parent, the Administrative Agent, and each of the Increasing Lenders;

(b)          Revolving Notes executed by the Borrower, payable to each Increasing Lender requesting a Revolving Note, in the amount of such Increasing Lender’s aggregate Commitment (after giving effect to the increase contemplated hereby);

(c)          a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor;

(d)          (i) copies of the Organization Documents of each Loan Party, certified (x) as of a recent date by the appropriate governmental official, each dated as of the Increase Amount Date or a recent date prior thereto and (y) by its secretary or assistant secretary as being in full force and effect without modification or amendment; provided, that to the extent such Organization Documents have previously been delivered to the Administrative Agent, the certification by such secretary or assistant secretary shall certify that such Organization Documents are in full force and effect and have not been modified or amended since the such date the same were delivered to the Administrative Agent; (ii) signature and incumbency certificates of the officers of each Loan Party executing this Agreement and each other agreement executed in connection therewith to which it is a party; (iii) resolutions of the board of directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Agreement and each other agreement executed in connection therewith to which it is a party, certified as of the Increase Amount Date by its secretary or assistant secretary as being in full force and effect without modification or amendment; and (iv) a good standing certificate from each Loan Party’s jurisdiction of incorporation, organization or formation and each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

(e)          an opinion of counsel to the Loan Parties, and addressed to the Administrative Agent and the Lenders, covering such matters as reasonably requested by the Required Lenders, in form and content similar to the opinion provided to the Administrative Agent and the Lenders pursuant to Section 5.01(a)(v) of the Credit Agreement or such other form acceptable to the Administrative Agent;

(f)          evidence that all fees, expenses and reimbursement amounts due and payable to the Administrative Agent and the Increasing Lenders have been paid; and

(g)          such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations and Warranties of Loan Parties. Each Loan Party represents and warrants that (x) no Default or Event of Default shall be in existence on the Increased Amount Date, either before or immediately after giving effect to the increases in the Commitments effected hereby, or would result from the application of the proceeds thereof, and (y) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of the Increase Amount Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

Section 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 5. Counterparts. This Agreement may be executed in any number of counterparts each of which, when taken together, shall constitute one and the same agreement.

Section 6. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

Section 7. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by each of the Increasing Lenders, the Administrative Agent, the Parent and the Borrower.

Section 8. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

Section 9. Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is a Loan Document.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as an Increasing Lender

By:	/s/ David C. Drouillard
Name: David C. Drouillard
Title: Senior Vice President

[Signatures Continued on Next Page]

[Signature Page to Increase Agreement for Agree Limited Partnership]

CITIBANK, N.A., as an Increasing Lender

By:	/s/ Christopher J. Albano
	Name:	Christopher J. Albano
	Title:	Authorized Signatory

[Signature Page to Increase Agreement for Agree Limited Partnership]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Matthew Kuhn
	Name:	Matthew Kuhn
	Title:	Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

CITIZENS BANK, N.A., as an Increasing Lender

By:	/s/ Kerri B. Colwell
	Name:	Kerri B. Colwell
	Title:	Senior Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

REGIONS BANK, as an Increasing Lender

By:	/s/ T. Barrett Vawter
	Name:	T. Barrett Vawter
	Title:	Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

SUNTRUST BANK, as an Increasing Lender

By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Group Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

U.S. BANK NATIONAL ASSOCIATION, as an Increasing Lender

By:	/s/ Curt M. Steiner
	Name:	Curt M. Steiner
	Title:	Senior Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

RAYMOND JAMES BANK, N.A., as an Increasing Lender

By:	/s/ Matt Stein
	Name:	Matt Stein
	Title:	Senior Vice President

[Signature Page to Increase Agreement for Agree Limited Partnership]

Acknowledged and Accepted as of the date first written above.

Agree Realty Corporation a Maryland corporation, as the Parent

By:	/s/ Joel N. Agree
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

AGREE LIMITED PARTNERSHIP, a Delaware limited partnership, as the Borrower

By:	Agree Realty Corporation,
a Maryland corporation, its sole general partner

By:	/s/ Joel N. Agree
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

SCHEDULE I

Commitment Increases

Increasing Lender	Commitment Increase
PNC Bank, National Association	$14,700,000
Citibank, N.A.	$14,700,000
Wells Fargo Bank, National Association	$14,700,000
Regions Bank	$6,900,000
SunTrust Bank	$6,900,000
U.S. Bank National Association	$6,900,000
Citizens Bank, N.A.	$6,900,000
Raymond James, N.A.	$3,300,000
Total	$75,000,000

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EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of July 18, 2018 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of PNC Bank, National Association, as Administrative Agent (the “Administrative Agent”), and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, AGREE REALTY CORPORATION, a Maryland corporation (the “Parent”), AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Guarantors is a party to that certain Amended and Restated Guaranty dated as of December 15, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain Revolving Lenders (as defined in the Credit Agreement) are to enter into an Increase Agreement (the “Agreement”), to provide for increases in the amount of such Revolving Lenders’ respective Commitments (as defined in the Credit Agreement) on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Agreement that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Agreement shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

[Signatures on Next Page]

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

AGREE REALTY CORPORATION,
a Maryland corporation

By:
Name:	Joel N. Agree
Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:	AGREE 17-92, LLC,
a Florida limited liability company
AGREE 117 MISSION, LLC,
a Michigan limited liability company
AGREE 1031, LLC,
a Delaware limited liability company
AGREE 2016, LLC,
a Delaware limited liability company
AGREE ALCOA TN LLC,
a Tennessee limited liability company
AGREE ALLENTOWN PA LLC,
a Pennsylvania limited liability company
AGREE ALTOONA, PA, LLC,
a Delaware limited liability company
AGREE AMERICUS GA, LLC,
a Delaware limited liability company
AGREE ANDERSON SC LLC,
a Delaware limited liability company
AGREE ANN ARBOR MI, LLC,
a Delaware limited liability company
AGREE ANN ARBOR STATE STREET, LLC,
a Michigan limited liability company
AGREE ANTIOCH, LLC,
an Illinois limited liability company
AGREE APOPKA FL, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

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AGREE APPLETON WI, LLC,
a Delaware limited liability company
AGREE ARLINGTON TX LLC,
a Texas limited liability company
AGREE ATCHISON, LLC,
a Kansas limited liability company
AGREE ATLANTIC BEACH, LLC,
a Delaware limited liability company
AGREE BALTIMORE MD, LLC,
a Delaware limited liability company
AGREE BATON ROUGE LA LLC,
a Louisiana limited liability company
AGREE BELTON MO LLC,
a Delaware limited liability company
AGREE BELVIDERE IL, LLC,
an Illinois limited liability company
AGREE BERWYN IL LLC,
an Illinois limited liability company
AGREE BLOOMINGTON MN, LLC,
a Delaware limited liability company
AGREE BRENHAM TX, LLC,
a Delaware limited liability company
AGREE BRIGHTON, LLC,
a Delaware limited liability company
AGREE BROOKLYN OH LLC,
an Ohio limited liability company
AGREE BT, LLC,
a Delaware limited liability company
AGREE BUFFALO CENTER IA, LLC,
a Delaware limited liability company
AGREE BURLINGTON, LLC,
a Delaware limited liability company
AGREE CANNON STATION LLC,
a Delaware limited liability company
AGREE CEDAR PARK TX, LLC,
a Delaware limited liability company
AGREE CENTER POINT BIRMINGHAM AL LLC, an Alabama limited liability company
AGREE CHANDLER, LLC,
an Arizona limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

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AGREE CHARLOTTE POPLAR, LLC,
a North Carolina limited liability company
AGREE CHICAGO KEDZIE, LLC,
an Illinois limited liability company
AGREE COCHRAN GA, LLC,
a Georgia limited liability company
AGREE COLUMBIA SC, LLC,
a Delaware limited liability company
AGREE CONCORD, LLC,
a North Carolina limited liability company
AGREE CRYSTAL RIVER FL, LLC,
a Delaware limited liability company
AGREE CW, LLC,
a Delaware limited liability company
AGREE DANIEL MORGAN AVE SPARTANBURG SC LLC, a South Carolina limited liability company
AGREE DAVENPORT IA, LLC,
a Delaware limited liability company
AGREE DES MOINES IA, LLC,
a Delaware limited liability company
AGREE DORAVILLE GA, LLC,
a Delaware limited liability company
AGREE DT JACKSONVILLE NC, LLC,
a Delaware limited liability company
AGREE EAST PALATKA, LLC,
a Florida limited liability company
AGREE EDMOND OK, LLC,
a Delaware limited liability company
AGREE EVERGREEN CO, LLC,
a Delaware limited liability company
AGREE FACILITY NO. I, L.L.C,
a Delaware limited liability company
AGREE FOREST MS LLC,
a Mississippi limited liability company
AGREE FOREST VA LLC,
a Virginia limited liability company
AGREE FORT MILL SC, LLC,
a South Carolina limited liability company
AGREE FORT WORTH TX, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

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AGREE FUQUAY-VARINA, LLC,
a North Carolina limited liability company
AGREE GRAND CHUTE WI LLC,
a Delaware limited liability company
AGREE GRAND FORKS, LLC,
a North Dakota limited liability company
AGREE GRANDVIEW HEIGHTS OH, LLC,
a Delaware limited liability company
AGREE HARLINGEN LLC,
a Texas limited liability company
AGREE HAZARD KY, LLC,
a Delaware limited liability company
AGREE HOLLY SPRINGS MS, LLC,
a Delaware limited liability company
AGREE HOPKINSVILLE KY, LLC,
a Delaware limited liability company
AGREE INDIANAPOLIS GLENDALE LLC,
a Delaware limited liability company
AGREE INDIANAPOLIS IN II, LLC,
a Delaware limited liability company
AGREE JACKSON MS, LLC,
a Delaware limited liability company
AGREE JACKSONVILLE NC, LLC,
a North Carolina limited liability company
AGREE JOHNSTOWN, LLC,
an Ohio limited liability company
AGREE JOPLIN MO LLC,
a Missouri limited liability company
AGREE JUNCTION CITY KS LLC,
a Delaware limited liability company
AGREE K&G JOPLIN MO, LLC,
a Delaware limited liability company
AGREE KIRKLAND WA, LLC,
a Delaware limited liability company
AGREE LAKE IN THE HILLS, LLC,
an Illinois limited liability company
AGREE LAKE ZURICH IL, LLC,
an Illinois limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

AGREE LEBANON VA, LLC,
a Virginia limited liability company

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AGREE LEJUNE SPRINGFIELD IL, LLC,
an Illinois limited liability company
AGREE LIGONIER PA LLC,
a Pennsylvania limited liability company
AGREE LOWELL AR, LLC,
a Delaware limited liability company
AGREE LYONS GA, LLC,
a Georgia limited liability company
AGREE MADISONVILLE TX LLC,
a Texas limited liability company
AGREE MAGNOLIA KNOXVILLE TN LLC,
a Tennessee limited liability company
AGREE MANCHESTER LLC,
a Connecticut limited liability company
AGREE MANSFIELD, LLC,
a Connecticut limited liability company
AGREE MARSHALL MI OUTLOT, LLC,
a Delaware limited liability company
AGREE MCKINNEY TX LLC,
a Texas limited liability company
AGREE MEMPHIS GETWELL, LLC,
a Tennessee limited liability company
AGREE MILLSBORO DE, LLC,
a Delaware limited liability company
AGREE MINNEAPOLIS CLINTON AVE, LLC,
a Minnesota limited liability company
AGREE MINOT ND, LLC,
a Delaware limited liability company
AGREE MONTGOMERY AL LLC,
an Alabama limited liability company
AGREE MORROW GA, LLC,
a Georgia limited liability company
AGREE MT. DORA FL, LLC,
a Delaware limited liability company
AGREE NASHUA NH, LLC,
a Delaware limited liability company
AGREE NEW LENOX, LLC,
an Illinois limited liability company
AGREE NEW LENOX 2, LLC,
an Illinois limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

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AGREE NORTH LAS VEGAS, LLC,
a Nevada limited liability company
AGREE NOVI MI LLC,
a Michigan limited liability company
AGREE ORANGE & MCCOY, LLC,
a Florida limited liability company
AGREE OXFORD COMMONS AL, LLC,
a Delaware limited liability company
AGREE PALAFOX PENSACOLA FL, LLC,
a Delaware limited liability company
AGREE PENSACOLA LLC,
a Florida limited liability company
AGREE PENSACOLA NINE MILE LLC,
a Florida limited liability company
AGREE PINELLAS PARK, LLC,
a Florida limited liability company
AGREE PLAINFIELD LLC,
a Michigan limited liability company
AGREE POINCIANA, LLC,
a Florida limited liability company
AGREE PORT ORANGE FL, LLC,
a Delaware limited liability company
AGREE PORT ST. JOHN, LLC,
a Delaware limited liability company
AGREE PORTLAND ME, LLC,
a Delaware limited liability company
AGREE PORTLAND OR, LLC,
an Delaware limited liability company
AGREE PROVO UT, LLC,
a Delaware limited liability company
AGREE RAPID CITY SD, LLC,
a South Dakota limited liability company
AGREE RICHMOND VA, LLC,
a Delaware limited liability company
AGREE ROCHESTER NY LLC,
a New York limited liability company
AGREE ROCKFORD IL, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

AGREE RT AMITE LA, LLC,
a Delaware limited liability company

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AGREE RT ARLINGTON TX, LLC,
a Delaware limited liability company
AGREE RT GULFPORT MS, LLC,
a Delaware limited liability company
AGREE RT JACKSON MS, LLC,
a Delaware limited liability company
AGREE RT PORT RICHEY FL, LLC,
a Delaware limited liability company
AGREE RT VILLA RICA GA, LLC,
a Delaware limited liability company
AGREE SALEM OR LLC,
a Delaware limited liability company
AGREE SARASOTA FL, LLC,
a Delaware limited liability company
AGREE SOUTHFIELD, LLC,
a Michigan limited liability company
AGREE SPARTANBURG SC, LLC,
a South Carolina limited liability company
AGREE SPRINGFIELD IL, LLC,
an Illinois limited liability company
AGREE SPRINGFIELD MO, LLC,
a Delaware limited liability company
AGREE SPRINGFIELD OH LLC,
a Delaware limited liability company
AGREE ST PETERSBURG, LLC,
a Florida limited liability company
AGREE ST. AUGUSTINE SHORES, LLC,
a Delaware limited liability company
AGREE ST. JOSEPH MO, LLC,
a Missouri limited liability company
AGREE STATHAM GA, LLC,
a Georgia limited liability company
AGREE STORES, LLC,
a Delaware limited liability company
AGREE SUN VALLEY NV LLC,
a Nevada limited liability company
AGREE SUNNYVALE CA, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer
AGREE TERRE HAUTE IN LLC,
a Delaware limited liability company

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AGREE TK, LLC,
a Delaware limited liability company
AGREE TOPEKA KS LLC,
a Delaware limited liability company
AGREE TRI-STATE LEASE, LLC,
a Delaware limited liability company
AGREE UPLAND CA, LLC,
a Delaware limited liability company
AGREE VENICE, LLC,
a Florida limited liability company
AGREE VERO BEACH FL, LLC,
a Delaware limited liability company
AGREE W 63RD CHICAGO IL, LLC,
a Delaware limited liability company
AGREE WHEATON IL, LLC,
a Delaware limited liability company
AGREE WHITTIER CA, LLC,
a Delaware limited liability company
AGREE WICHITA, LLC,
a Kansas limited liability company
AGREE WICHITA FALLS TX LLC,
a Texas limited liability company
AGREE WOODSTOCK IL, LLC,
a Delaware limited liability company
INDIANAPOLIS STORE NO. 16, L.L.C.,
a Delaware limited liability company
LUNACORP, LLC,
a Delaware limited liability company
MT. PLEASANT OUTLOT I, LLC,
a Michigan limited liability company
MT. PLEASANT SHOPPING CENTER L.L.C.,
a Michigan limited liability company
PHARM NASHVILLE IN, LLC,
a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation
Its:	Sole General Partner

By:
Joel N. Agree
Its:	President and Chief Executive Officer

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